UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2018

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 17, 2018, RigNet Serviços de Telecomunicações Brasil Ltda., a limited liability company organized under the laws of Brazil (“RigNet Brazil”), RigNet, Inc., a Delaware corporation and the indirect parent of RigNet Brazil (“RigNet), Intelie Soluções Em Informática S.A., a company organized under the laws of Brazil (“Intelie”), and each of the shareholders of Intelie (the “Sellers”), entered into a Share Purchase and Sale Agreement and Other Pacts (the “Purchase Agreement”) ”). Under the terms of the Purchase Agreement, RigNet Brazil will acquire all of the outstanding capital stock of Intelie from the Sellers (the “Share Purchase”).

On March 23, 2018, RigNet Brazil completed the acquisition of Intelie for a total purchase price of approximately USD$3.3 million in cash and RigNet common stock equivalent to USD$7.5 million with contingent consideration in the form of RigNet common stock payable on the third anniversary of the closing of the transaction in an amount not to exceed USD$17 million, to be calculated as described in the Purchase Agreement and which is dependent on the achievement of growth of software-as-a-service revenues compared to targets set forth in the Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 17, 2018 and is incorporated in this Report by reference.

Item 7.01.	Regulation FD Disclosure.

On March 26, 2018, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Intelie acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

2.1	Purchase Agreement (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on January 17, 2018)

99.1	Press release dated March 26, 2018, announcing the closing of the Intelie acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ Brad Eastman
Brad Eastman
Senior Vice President and General Counsel

Dated: March 26, 2018